UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 28, 2009

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Loan

On December 28, 2009, we through NNN Executive Center II and III 2003, LP, our indirect subsidiary, along with Grubb & Ellis Realty Investors, LLC, or GERI, our manager, NNN Realty Advisors, Inc., or NNNRA, an affiliate of our manager, NNN Executive Center, LLC, an entity also managed by our manager, and sixteen unaffiliated third party entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, which are collectively the senior borrower, or the Senior Borrower, entered into a First Amendment to the Senior Loan Documents, or the Senior Loan Amendment, and a Second Modification to the Senior Deed of Trust, Security Agreement and Fixture Filing, or the Senior Deed Modification, with Bank of America, N.A., or the Senior Lender.

The Senior Loan Amendment was entered into in connection with a mortgage loan on Executive II and III located in Dallas, Texas, or the Executive II and III property, evidenced and secured by: (i) a promissory note in the amount of $13,000,000, dated December 28, 2005, with a maturity date of December 28, 2009, as amended, or the Senior Note; (ii) a deed of trust, security agreement, and fixture filing, dated December 28, 2005, as modified, or the Senior Deed; (iii) a guaranty of payment made by GERI in favor of the Senior Lender, or the Senior GERI Guaranty, dated December 28, 2005, which was later replaced with a guaranty of payment made by NNNRA, dated February 26, 2009, or the Senior NNN Guaranty; (iv) a guaranty of payment made by Anthony W. Thompson in favor of the Senior Lender, dated December 28, 2005; and (v) a guaranty (securities law) made by GERI in favor of the Senior Lender, or the Senior Securities Guaranty, dated December 28, 2005.

The material terms of the Senior Loan Amendment provide for: (i) an extension of the maturity date to January 31, 2010 to the Senior Note; (ii) Senior Lender’s agreement to waive any failure of the Senior Borrower to maintain the minimum debt service coverage as defined in the Senior Note for the period from June 30, 2009 to January 31, 2010; (iii) reaffirmation of the duties, liabilities and obligations of the Senior Securities Guaranty under the Senior Deed, as modified; (iv) reaffirmation of the duties, liabilities and obligations of the Senior NNN Guaranty under the Senior Deed, as modified; (v) for the period of June 30, 2009 to January 31, 2010, the Senior Lender’s agreement to forbear certain of its rights and remedies available to it under the Senior NNN Guaranty; (vi) an agreement by Senior Borrower or its affiliates to surrender to Senior Lender any and all payments for termination of leases; (vii) the payment of an extension or modification fee of $22,000 plus all out-of-pocket costs and expenses incurred by Senior Lender in connection with the Senior Loan Amendment; (viii) customary representations and warranties; and (ix) delivery to the Senior Lender of the fully executed Senior Loan Amendment documents signed by the Senior Borrower, and the guarantors which include NNNRA and GERI. The material terms of the Senior Deed Modification also provide for an extension of the Senior Note’s maturity date to January 31, 2010.

The material terms of the Senior Loan Amendment and the Senior Deed Modification are qualified in their entirety by the agreements attached as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Mezzanine Loan

On December 28, 2009, we through NNN Executive Center II and III 2003, LP, along with GERI, NNNRA, NNN Executive Center, LLC, and sixteen unaffiliated third party entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, which are collectively the mezzanine borrower, or the Mezzanine Borrower, entered into a First Amendment to the Mezzanine Loan Documents, or the Mezzanine Loan Amendment, and a Second Modification to the Junior Deed of Trust, Security Agreement and Fixture Filing , or the Junior Deed Modification, with Bank of America, N.A., or the Mezzanine Lender.

The Mezzanine Loan Amendment was entered into in connection with a mortgage loan on the Executive II and III property, evidenced and secured by: (i) a promissory note in the amount of $3,000,000, dated December 28, 2005, with a maturity date of December 28, 2009, as amended, or the Mezzanine Note; (ii) a deed of trust, security agreement, and fixture filing, dated December 28, 2005, as modified, or the Junior Deed; (iii) a guaranty of payment made by GERI in favor of the Mezzanine Lender, or the Junior GERI Guaranty, dated December 28, 2005, which was later replaced with a guaranty of payment made by NNNRA, entered into April 2009, or the Junior NNN Guaranty; (iv) a guaranty of payment made by Anthony W. Thompson in favor of the Mezzanine Lender, dated December 28, 2005; and (v) a guaranty (securities law) made by GERI in favor of the Mezzanine Lender, or the Junior Securities Guaranty, dated December 28, 2005.

The material terms of the Mezzanine Loan Amendment provide for: (i) an extension of the maturity date to January 31, 2010 of the Mezzanine Note; (ii) Mezzanine Lender’s agreement to waive any failure of the Mezzanine Borrower to maintain the minimum debt service coverage as defined in the Mezzanine Note for the period from June 30, 2009 to January 31, 2010; (iii) reaffirmation of the duties, liabilities and obligations of the Junior Securities Guaranty under the Junior Deed, as modified; (iv) reaffirmation of the duties, liabilities and obligations of the Junior NNN Guaranty under the Junior Deed, as modified; (v) for the period of June 30, 2009 to January 31, 2010, the Mezzanine Lender’s agreement to forbear certain of its rights and remedies available to it under the Junior NNN Guaranty; (vi) an agreement by Mezzanine Borrower or its affiliates to surrender to Mezzanine Lender any and all payments for termination of leases; (vii) the payment of all out-of-pocket costs and expenses incurred by Mezzanine Lender in connection with the Mezzanine Loan Amendment; (viii) customary representations and warranties; and (ix) delivery to the Mezzanine Lender of the fully executed Mezzanine Loan Amendment documents signed by the Mezzanine Borrower, and the guarantors which include NNNRA and GERI. The material terms of the Junior Deed Modification also provide for an extension of the Mezzanine Note’s maturity date to January 31, 2010.

The material terms of the Mezzanine Loan Amendment and the Junior Deed Modification are qualified in their entirety by the agreements attached as Exhibit 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

We, through NNN Executive Center II and III 2003, LP, own a 44.1% interest in the Executive Center II and III property. In addition, NNN Executive Center, LLC owns an 11.5% interest in the Executive Center II and III property.

Item 9.01 Financial Statements and Exhibits.

10.1 First Amendment to the Senior Loan Documents between NNN Executive Center II and III 2003, LP, Grubb & Ellis Realty Investors, LLC, NNN Realty Advisors, Inc., NNN Executive Center, LLC, and sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, and Bank of America, N.A., dated December 28, 2009.

10.2 Second Modification to the Senior Deed of Trust, Security Agreement and Fixture Filing between NNN Executive Center II and III 2003, LP, Grubb & Ellis Realty Investors, LLC, NNN Realty Advisors, Inc., NNN Executive Center, LLC, and sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, and Bank of America, N.A., dated December 28, 2009.

10.3 First Amendment to the Mezzanine Loan Documents between NNN Executive Center II and III 2003, LP, Grubb & Ellis Realty Investors, LLC, NNN Realty Advisors, Inc., NNN Executive Center, LLC, and sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, and Bank of America, N.A., dated December 28, 2009.

10.4 Second Modification to the Junior Deed of Trust, Security Agreement and Fixture Filing between NNN Executive Center II and III 2003, LP, Grubb & Ellis Realty Investors, LLC, NNN Realty Advisors, Inc., NNN Executive Center, LLC, and sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, and Bank of America, N.A., dated December 28, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

January 4, 2010	By:	/s/ Kent W. Peters

Name: Kent W. Peters
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to the Senior Loan Documents between NNN Executive Center II and III 2003, LP, Grubb & Ellis Realty Investors, LLC, NNN Realty Advisors, Inc., NNN Executive Center, LLC, and sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, and Bank of America, N.A., dated December 28, 2009
10.2	Second Modification to the Senior Deed of Trust, Security Agreement and Fixture Filing between NNN Executive Center II and III 2003, LP, Grubb & Ellis Realty Investors, LLC, NNN Realty Advisors, Inc., NNN Executive Center, LLC, and sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, and Bank of America, N.A., dated December 28, 2009
10.3	First Amendment to the Mezzanine Loan Documents between NNN Executive Center II and III 2003, LP, Grubb & Ellis Realty Investors, LLC, NNN Realty Advisors, Inc., NNN Executive Center, LLC, and sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, and Bank of America, N.A., dated December 28, 2009
10.4	Second Modification to the Junior Deed of Trust, Security Agreement and Fixture Filing between NNN Executive Center II and III 2003, LP, Grubb & Ellis Realty Investors, LLC, NNN Realty Advisors, Inc., NNN Executive Center, LLC, and sixteen entities sequentially named NNN Executive Center 1, LLC through NNN Executive Center 16, LLC, and Bank of America, N.A., dated December 28, 2009